CME

ING BUDAPEST NOVEMBER 24-26 2003

ING

FORWARD-LOOKING STATEMENTS/ NON-US GAAP FINANCIAL MEASURES

This presentation contains forward-looking statements, including statements as to expectations, beliefs, plans, objectives and future financial performance, and assumptions underlying or concerning the foregoing. We use words such as "may," "will," "would," "could," "should," "believes," "estimates," "expects," "anticipates," "intends," "continues" and other similar terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause our actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements.

This presentation contains non-US GAAP financial measures. For a reconciliation to US-GAAP results, see pages 3,28,29 and 30 of this presentation. We use Segment Revenue, Segment EBITDA and Segment EBITDA margin in this presentation because they allow management and investors to see our operations on the same basis at each station rather than seeing figures that are dependent on consolidation method used under US GAAP.

CME Financial Summary 2000-2002 (restated to remove Czech operations):

	2002 $ m	2001 $ m	2000 $ m	Q1-3 2003 $ m	Q1-3 2002 $ m
Net Revenue	92.3	71.4	73.4	77.3	61.3
Operating Income (loss)	2.4	(16.0)	(26.1)	(6.6)	(1.5)
Net Income (loss)	(25.3)	(25.2)	(29.6)	(32.6)	(24.1)

US GAAP RECONCILIATION OF DATA

Segment Revenue Reconciliation	1999	2000	2001	2002
Segment Revenue	110.7	114.4	118.8	137.5
less Slovakia and non-consolidated Ukraine	(34.7)	(41.0)	(47.4)	(45.2)
Net Revenues (US GAAP)	76.0	73.4	71.4	92.3
Segment Revenue index (1999=100)	100.0	96.6	93.9	121.4
US GAAP Revenue index (1999=100)	100.0	103.4	107.3	124.3

Segment EBITDA	(4.0)	12.7	17.0	31.4
less Slovakia and non consolidated Ukraine	0.2	(6.5)	(13.5)	(7.4)
less forex, interest, corporate expenses, depreciation, gain/loss on investments	(9.2)	(35.4)	(29.9)	(45.2)
Net Income(loss) before taxes, minority int and disc. ops US GAAP	(13.0)	(29.2)	(26.4)	(21.2)

Segment EBITDA Margin Comparison	1999	2000	2001	2002
Segment Margin (EBITDA/Segment Revenue)	-3.6%	11.1%	14.3%	22.8%
Net Margin (Net Income/Revenue)*	-17.1%	-39.7%	-36.9%	-22.9%

Valuation multiple comparison				2002
Enterprise Value to Segment EBITDA (216/31.4)				6.9
Enterprise Value to Operating Income (216/2.4)				90

*Net income(loss) before taxes, minority interest and disc. ops/Net Revenue

GROWING MARKETS

TV advertising spending per capita indexes 1999-07



Index to 1999=100
200
180
160
140
120
100
80
1999 2000 2001 2002 2003 2004 2005 2006 2007
Eastern Europe
Western Europe

Source: Zenith Optimedia

Actuals to 2001, Forecasts 2002-07

OUR REGION:
FROM "WILD EAST" to "NEW EUROPE"

The Berlin Wall falls: 1989 - 2000

- Governments privatise to "Crony" capitalists
- CME loses Nova to local partner with assistance of Czech state

European expansion : 2001-

- European Union supports stability, economic growth and the rule of law
- Czech state pays $360m damages - a clear message

WHAT IS CME?

- An established business - a market of 70 million viewers
- The market leader
- Industry leading margins
- Expansive growth
- Excellent growth prospects - organic and acquired

AN ESTABLISHED BUSINESS

- Operating since 1993
- Largest TV broadcaster in Central and Eastern Europe
- 6 networks in four countries


CME Operations
ESTONIA
LATVIA
RUSSIA
LITHUANIA
POLAND
BELARUS
CZECH REPUBLIC
UKRAINE
SLOVAKIA
HUNGARY
MOLDOVA
SLOVENIA
CROATIA
ROMANIA
SERBIA
BULGARIA
MACEDONIA

THE MARKET LEADER

	2002 Audience Share	2002 Market Rank
Romania - PRO TV	19.2%	1
Acasa	6.2%	4
Slovenia - POP TV	29.3%	1
Kanal A	11.0%	3
Slovakia - Markiza TV	48.2%	1
Ukraine - Studio 1+1	22.2%	2

Nationwide all day audience share and rank (except Romania and Ukraine, which is audience share and rank within coverage area).
Source: (Romania: Peoplemeters CSOP Gallop/Taylor Nelson Sofres, Slovenia: Peoplemeters AGB Media Services, Slovak Republic: Visio / MVK, Ukraine: AGB Ukraine). There are seven, four, six and six significant stations ranked in Romania, Slovenia, the Slovak Republic and Ukraine, respectively

GROWTH - REVENUES



($ US M)
Segment Net Revenues
180
170
160
150
140
130
120
110
100
111
114
119
138
170
23%
1999
2000
2001
2002
2003 Est.

GROWTH -SEGMENT EBITDA



($ US M)
Segment EBITDA
30.5%
$35
$30
$25
$20
$15
$10
$5
$0
-$5
-4.0
12.7
17.0
31.4
41.0
1999
2000
2001
2002
2003 Est

GROWTH - SEGMENT EBITDA MARGINS


Segment EBITDA Margins
%
30
25
20
15
10
5
0
-5
-3.6
11.1
14.3
22.6
24.1
1999
2000
2001
2002
2003 Est

GROWTH STRATEGY - ORGANIC

- Maximise Revenue and Margins from market strength
  - Dominate local prime time news
  - Produce local content at local costs for at least 40% of output
  - Acquire world class programming for key schedule areas
  - Leverage scale to maximise revenue from key advertisers
  - Strong relationships with local partners
- Target Segment EBITDA margin : 30%

ORGANIC GROWTH POTENTIAL

TV advertising spending per capita 2002 - CME vs. Western Europe


$60
$50
$40
$30
$20
$10
$0
$2.95
$24.00
$8.70
$1.63
$3.05
$21.60
$43.20
Romania
Slovenia
Slovakia
Ukraine
CME Average
Eastern Europe
Western Europe

Source: Zenith Optimedia, CME data

EXCEPTIONAL GROWTH POTENTIAL

TV advertising spending per capita indexes


Index to 1999
200
180
160
140
120
100
80
1999
2001
2003
2005
2007
Western Europe
Eastern Europe
CME Segment Revenue Index

Source: Zenith Optimedia, CME

Actuals to 2001, Forecasts 2002-07

GROWTH STRATEGY - ACQUISITION

- Expand into new markets through prudent acquisitions
- Characteristics
  - Free to Air Television
  - Control of Business - no minority J.V.s.
  - Target with excellent growth potential in its own right
- Geography
  - Bulgaria, Croatia, Serbia …
  - Hungary, Poland, Russia.

VALUATION

	US $'m
Equity (26.5m shares @ $16.42)*	435
Net Cash inc CNTS proceeds and restricted cash**	219
Enterprise Value	216
as a multiple of 2002/03 (est.) Segment EBITDA	6.9 - 5.3

Target share Price ING =$19.63, NATEXIS = $20.04

*28.8 million shares on a fully diluted basis and closing price as of November 14th, 2003

** Cash at 30 September, 2003 adjusted for cash and PPF receivable following sale of CNTS.

INVESTMENT HIGHLIGHTS

- An Emerging Market and European Media Investment
- Strong revenue and cash flow growth
- Seasoned management team with proven track record
- Exceptional balance sheet and financial flexibility
- Organic and Acquisition growth opportunities
- Under-followed shares trade at discount to peers
- $219m net cash provides springboard

CME

Appendix:

Station Review

*Segment Financial Data

Markiza TV - SLOVAK REPUBLIC

Launched	1996
Ownership: Economics	70%
License	34%
Broadcast Reach	5.2 MM
Cable Penetration	28%
Audience Share 02	48.2%
Advertising Market 02	47 MM
Advertising Share 02	80%

Markiza TV - SLOVAK REPUBLIC

Financial Highlights

	Nine months ending September 30,		Years ending December 31,	
	2003	2002	2002	2001
Net Revenues	$33,458	$25,330	$38,397	$34,696
Broadcast Cash Flow	6,919	3,464	7,774	6,922
EBITDA	6,824	3,129	7,132	6,033

POP TV/Kanal A - SLOVENIA

	POP TV	KANAL A
Launched	1995	2000 [1]
Ownership: Economics	97%	97%
License	97%	97%
Broadcast Reach	1.7 MM	1.6MM
Cable Penetration	28%	28%
Audience Share 02	29.3%	11%
Advertising Market 02	48 MM	48 MM
Advertising Share 02 [2]	70%	70%

1. Kanal A was acquired in 2000 2. Combined share of Pop TV and Kanal A

POP TV/Kanal A - SLOVENIA

Financial Highlights

	Nine months ending September 30,		Years ending December 31,	
	2003	2002	2002	2001
Net Revenues	$24,548	$22,742	$33,864	$28,465
Broadcast Cash Flow	6,381	6,859	11,884	7,932
EBITDA	6,810	6,326	11,052	8,367

PRO TV/Acasa - ROMANIA

	PRO TV	acasa
Launched	1995	1998
Ownership: Economics	66%	66%
License (pending)	66%	66%
Broadcast Reach	15.2 MM	11.6 MM
Cable Penetration	51%	51%
Audience Share 02	19.2%	6.2%
Advertising Market 02	66 MM	66 MM
Advertising Share 02*	51%	51%

*Combined share of PRO TV and Acasa

PRO TV /Acasa - ROMANIA

Financial Highlights

	Nine months ending September 30,		Years ending December 31,	
	2003	2002	2002	2001
Net Revenues	$33,544	$22,711	$33,547	$32,553
Broadcast Cash Flow	4,911	1,979	4,607	(3,522)
EBITDA	7,373	2,550	6,347	(2,007)

Studio 1+1 - UKRAINE

Launched	1997
Ownership: Economic	60%
License	18%
Broadcast Reach	46.6 MM
Cable Penetration	27%
Audience Share 02	22.2%
Advertising Market 02	80 MM
Advertising Share 02	40%

Studio 1+1 - UKRAINE

Financial Highlights

	Nine months ending September 30,		Years ending December 31,	
	2003	2002	2002	2001
Net Revenues	$22,085	$20,145	$31,732	23,098
Broadcast Cash Flow	2,037	2,676	4,930	4,509
EBITDA	2,161	4,150	6,892	4,613

Segment data Note

We evaluate the performance of our operations on a geographic basis. Our reportable segments are comprised of Romania, Slovak Republic, Slovenia and Ukraine.

We evaluate the performance of our segments based on Segment EBITDA, which is also used as a target for management bonuses. Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

- expenses presented as corporate expenses in our consolidated statements of operations (i.e., corporate operating costs and development expenses, net arbitration related costs/proceeds, stock based compensation and amortization of goodwill);
- changes in the fair value of derivatives;
- foreign currency exchange gains and losses;
- Certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments).

Acquired program costs are a significant proportion of our TV stations' cost structure. We use Segment Broadcast Cash Flow to help us control these costs. Segment Broadcast Cash Flow is determined as Segment EBITDA excluding charges for program rights amortization but reduced by cash paid for program rights. When compared with Segment EBITDA, this indicates to management whether the cash investment in program rights in the period was greater or less than the accounting charge for program rights amortization. If investment is greater (i.e. if Segment Broadcast Cash Flow is lower than Segment EBITDA), this provides warning to management and investors that future program rights amortization costs are likely to increase.

Below is a table which reconciles the our Segment EBITDA and Segment Broadcast Cash Flow to our consolidated US-GAAP results for the years ended December 31, 2002, and 2001

US GAAP Reconciliation 2002/03

Segment Data Reconciliation (US$ 'm						
	Net Revenues		Segment EBITDA		Segment Broadcast Cash Flow	
	2002	2001	2002	2001	2002	2001
Station						
Romania	33.5	32.6	6.3	-2.0	4.6	-3.5
Slovak Republic (Markiza TV)	38.4	34.7	7.1	6.0	7.7	6.9
Slovenia (POP TV and Kanal A)	33.9	28.5	11.1	8.4	11.9	7.9
Ukraine (Studio 1+1 Group)	31.7	23.1	6.9	4.6	4.9	4.5
Total Combined Operations' Net Revenues / Segment EBITDA/BCF	137.5	118.8	31.4	17.0	29.2	15.8
Reconciliation to Consolidated Statement of Operations:						
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	92.3	71.4	-21.2	-26.4	-21.2	-26.4
Other Consolidated Entities:						
Ukraine (Studio 1+1 Group)	6.8	12.7	0.3	7.5	0.3	7.5
Slovak Republic (Markiza TV)	38.4	34.7	7.1	6.0	7.7	6.9
Depreciation/Interest/Gain(loss on investments, minority interests, foreign exchange, corporate expenses			45.2	29.9	44.6	29.0
Cash paid for programming	-	-	-	-	-31.1	-22.5
Programming Amortization	-	-	-	-	28.9	21.3
Total Combined Operations' Net Revenues / Segment EBITDA/BCF	137.5	118.8	31.4	17.0	29.2	15.8

US GAAP Reconciliation 9 months 2002/03

	SEGMENT FINANCIAL INFORMATION					
(US $000's)	Net Revenues		Segment EBITDA		Segment Broadcast Cash Flow	
	2003	2002	2003	2002	2003	2002
Country						
Romania	33,544	22,711	7,373	2,550	4,911	1,979
Slovak Republic	33,458	25,330	6,824	3,129	6,919	3,464
Slovenia	24,548	22,742	6,810	6,236	6,381	6,859
Ukraine	22,085	20,145	2,161	4,150	2,037	2,676
Total Segment Data	113,635	90,928	23,168	16,065	20,248	14,978
Reconciliation to Consolidated Statement of Operations:						
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	77,334	61,281	(29,322)	(19,223)	(29,322)	(19,223)
Ukraine	2,843	4,317	(411)	(466)	(411)	(466)
Slovak Republic	33,458	25,330	6,824	3,129	6,824	3,129
Foreign exchange, interest, depreciation, corporate expenses, gain (loss) on investment, minority interest			46,077	32,625	46,077	32,625
Cash paid for programming	-	-	-	-	(30,002)	(21,207)
Program amortization	-	-	-	-	27,082	20,120
Total Segment Data	113,635	90,928	23,168	16,065	20,248	14,978

SEASONED MANAGEMENT TEAM

Fred Klinkhammer - Vice Chairman & CEO

- Extensive international broadcasting and telecommunications experience
- Founding CEO of Medialinx, CEO of IMAX, CEO of First Choice and CEO of Cablenet

Roby Burke - President & COO

- Over 20 years of experience in managing international TV operations
- President and CEO of ABC's Worldwide Television News Division

Wallace Macmillan - VP Finance & CFO

- Over 20 years of media industry experience
- CFO EMI's Virgin Sector/Latin American/South East Asian regions and VP Finance EMI Recorded Music Division